Exhibit 10.4

STATE OF CALIFORNIA

STANDARD AGREEMENT AMENDMENT

STD 213 A (DHS Rev 7/04)

			AGREEMENT NUMBER	AMENDMENT NUMBER
☒	CHECK HERE IF ADDITIONAL PAGES ARE ADDED 6 PAGES		95-23637	A-17
REGISTRATION NUMBER:

1.	This Agreement is entered into between the State Agency and Contractor named below:
	STATE AGENCY’S NAME			(Also referred to as CDHS, DHS, or the State)
California Department of Health Services
	CONTRACTOR’S NAME			(Also referred to as Contractor)
Molina Healthcare of California Partner Plan, Inc.

2.	The term of this
	Agreement is	4/02/96	through	3/31/07

3.	The maximum amount	$ 1,212,332,870 One Billion, Two Hundred Twelve Million,
	of this Agreement is:	Three Hundred Thirty-Two Thousand, Eight Hundred Seventy Dollars

4.	The parties mutually agree to this amendment as follows. All actions noted below are by this reference made a part of the Agreement and incorporated herein:

I.           Amendment effective date:  October 1, 2005

II.         Purpose of amendment:  The purpose of this amendment is to implement Medicare Part D contract language effective 1/1/06; to decrease the encumbered amount of the contract for FY 2005-2006 by $1,739,620, for FY 2006-2007 by $1,352,221, for a combined total decrease of $3,091,841; to implement the annual rate redetermination for the
2005-2006 Rate Period (10/1/05 - 12/31/05); and to implement the Medicare Part D rate adjustment for the period 01/01/06-9/30/06.

III.        Certain changes made in this amendment are shown as:  Text additions are displayed in bold and underline. Text deletions are displayed as strike through text (i.e., ~~Strike~~).

IV.        Paragraph 3 (maximum amount payable) on the face of the original STD 213 is decreased by $3,091,841 and is amended to read:  ~~$1,215,424,711 (One Billion, Two Hundred Fifteen Million, Four Hundred Twenty-Four Thousand, Seven Hundred Eleven Dollars.)~~$1,212,332,870 (One Billion, Two Hundred Twelve Million, Three Hundred Thirty-Two Thousand, Eight Hundred Seventy Dollars).

(Continued on next page)

All other terms and conditions shall remain the same.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.

CONTRACTOR		CALIFORNIA
Department of General Services
CONTRACTOR’S NAME (If other than an individual, state whether a corporation, partnership, etc.)		Use Only
Molina Healthcare of California Partner Plan, Inc.
BY (Authorized Signature)	DATE SIGNED (Do not type)

PRINTED NAME AND TITLE OF PERSON SIGNING
Joann Zarza-Garrido, CEO
ADDRESS
One Golden Shore Drive, Long Beach, CA 90802
STATE OF CALIFORNIA
AGENCY NAME
California Department of Health Services
BY (Authorized Signature)	DATE SIGNED (Do not type)

PRINTED NAME AND TITLE OF PERSON SIGNING		☒ Exempt per:W&I Code 14087.4
Terri L. Anderson, Chief, Contracts and Purchasing Services Section
ADDRESS
1501 Capitol Avenue, Room 71.2101, MS 1403, P.O. Box 997413
Sacramento, CA 95899-7413

Molina Healthcare of California Partner Plan, Inc.

95-23637 A-17

V.            Exhibit A, Attachment 10, Scope of Services, Provision 1., Covered Services, is amended to read:

1.             Covered Services

Contractor shall provide or arrange for all Medically Necessary Covered Services for Members. Covered Services are those services set forth in Title 22, CCR, Chapter 3, Article 4, beginning with Section 51301, and Title 17, CCR, Division 1, Chapter 4, Subchapter 13, beginning with Section 6840, unless otherwise specifically excluded under the terms of this Contract.

Except as set forth in Attachment 3.1.B.1 (effective 1/1/2006) of the California Medicaid State Plan or as otherwise authorized by Welfare & Institutions Code Section 14133.23, effective January 1, 2006, drug benefits for full-benefit dual eligible beneficiaries who are eligible for drug benefits under Part D of Title XVIII of the Social Security Act (42 USC Section 1395w-101 et seq) are not a Covered Service under this Contract. Consequently, effective January 1, 2006, the capitation rates shall not include reimbursement for such drug benefits and existing capitation rates shall be adjusted accordingly, even if the adjustment results in a change of less than one percent of cost to Contractor. Additionally, Contractor shall comply with all applicable provisions of the Medicare Prescription Drug Improvement and Modernization Act of 2003, 42 USC 1395(x) et seq.

VI.           Exhibit B, Budget Detail and Payment Provisions, Provision 2., Amounts Payable, is amended to read:

2.             Amounts Payable

The amounts payable under this agreement shall not exceed:

A.            $32,080,630 for the 1995-96 Fiscal Year ending June 30, 1996.

B.            $194,472,680 for the 1996-97 Fiscal Year ending June 30, 1997.

C.            $6,500,000 for the 1997-98 Fiscal Year ending June 30, 1998.

D.            $80,000,000 for the 1998-99 Fiscal Year ending June 30, 1999.

E.             $107,000,000 for the 1999-00 Fiscal Year ending June 30, 2000.

F.             $107,000,000 for the 2000-01 Fiscal Year ending June 30, 2001.

G.            $107,000,000 for the 2001-02 Fiscal Year ending June 30, 2002.

H.            $108,041,631 for the 2002-03 Fiscal Year ending June 30, 2003.

I.              $114,083,000 for the 2003-04 Fiscal Year ending June 30, 2004.

J.             $126,461,929 for the 2004-05 Fiscal Year ending June 30, 2005.

K.            ~~$130,965,620~~$129,226,000 for the 2005-06 Fiscal Year ending June 30, 2006.

L.             ~~$101,819,221~~$100,467,000 for the 2006-07 Fiscal Year ending June 30, 2007.

The maximum amount payable for this Contract shall not exceed ~~$1,215,424,711~~ $1,212,332,870.

VII.         Exhibit B, Budget Detail and Payment Provisions, Provision 4., Capitation Rates, is amended to add the Capitation Rate Tables included below. Paragraph B remains unchanged. Paragraph C is amended to read as indicted herein:

4.             Capitation Rates

A.            DHS shall remit to Contractor a capitation payment each month for each Medi-Cal Member that appears on the approved list of Members supplied to Contractor by DHS. The capitation rate shall be the amount specified below. The payment period for health care services shall commence on the first day of operations, as determined by DHS. Capitation payments shall be made in accordance with the following schedule of capitation payment rates at the end of the month:

For the period 10/01/05 – 12/31/05

Riverside

Groups	Aid Codes	Rate
Family	01, 0A, 02, 03, 04, 08, 30, 32, 33, 34, 35, 38, 39, 40, 42, 45, 47, 54, 59, 72, 82, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 3W, 4A, 4C, 4F, 4G, 4K, 4M, 5K, 5X, 7A, 7J, 7X, 8P, 8R	$92.71

Disabled	20, 24, 26, 28, 36, 60, 64, 66, 68, 6A, 6C, 6E, 6H, 6J, 6N, 6P, 6V, 2E	$341.21

Aged	10, 14, 16, 18, 1E, 1H	$242.74

Adult	86	$504.39

AIDS Beneficiary		$1,304.01

Breast and Cervical Cancer Treatment Program	0M, 0N, 0P, 0R, 0T, 0U	$836.89

For the period 10/01/05 – 12/31/05	San Bernardino

Groups	Aid Codes	Rate
Family	01, 0A, 02, 03, 04, 08, 30, 32, 33, 34, 35, 38, 39, 40, 42, 45, 47, 54, 59, 72, 82, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 3W, 4A, 4C, 4F, 4G, 4K, 4M, 5K, 5X, 7A, 7J, 7X, 8P, 8R	$95.17

Disabled	20, 24, 26, 28, 36, 60, 64, 66, 68, 6A, 6C, 6E, 6H, 6J, 6N, 6P, 6R, 6V, 2E	$332.67

Aged	10, 14, 16, 18, 1E, 1H	$251.24

Adult	86	$516.98

AIDS Beneficiary		$1,338.04

Breast and Cervical Cancer Treatment Program	0M, 0N, 0P, 0R, 0T, 0U	$857.78

MEDI-CAL ONLY

For the period 01/01/06 – 09/30/06	Riverside

Groups	Aid Codes	Rate
Family	01, 0A, 02, 03, 04, 08, 30, 32, 33, 34, 35, 38, 39, 40, 42, 45, 47, 54, 59, 72, 82, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 3W, 4A, 4C, 4F, 4G, 4K, 4M, 5K, 5X, 7A, 7J, 7X, 8P, 8R	$92.71

Disabled	20, 24, 26, 28, 36, 60, 64, 66, 68, 6A, 6C, 6E, 6H, 6J, 6N, 6P, 6R, 6V, 2E	$369.30

Aged	10, 14, 16, 18, 1E, 1H	$351.20

Adult	86	$504.39

AIDS Beneficiary		$1,503.90

Breast and Cervical Cancer Treatment Program	0M, 0N, 0P, 0R, 0T, 0U	$836.89

MEDI-CAL ONLY

For the period 01/01/06 – 09/30/06	San Bernardino

Groups	Aid Codes	Rate
Family	01, 0A, 02, 03, 04, 08, 30, 32, 33, 34, 35, 38, 39, 40, 42, 45, 47, 54, 59, 72, 82, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 3W, 4A, 4C, 4F, 4G, 4K, 4M, 5K, 5X, 7A, 7J, 7X, 8P, 8R	$95.17

Disabled	20, 24, 26, 28, 36, 60, 64, 66, 68, 6A, 6C, 6E, 6H, 6J, 6N, 6P, 6R, 6V, 2E	$353.25

Aged	10, 14, 16, 18, 1E, 1H	$322.06

Adult	86	$516.98

AIDS Beneficiary		$1,514.21

Breast and Cervical Cancer Treatment Program	0M, 0N, 0P, 0R, 0T, 0U	$857.78

DUAL ELIGIBLES – MEDI-CAL AND MEDICARE (Part D)

For the period 01/01/06 – 09/30/06	Riverside

Groups	Aid Codes	Rate
Disabled Duals	20, 24, 26, 28, 36, 60, 64, 66, 68, 6A, 6C, 6E, 6H, 6J, 6N, 6P, 6R, 6V, 2E	$84.32

Aged Duals	10, 14, 16, 18, 1E, 1H	$104.43

AIDS Beneficiary Duals		$304.96

DUAL ELIGIBLES – MEDI-CAL AND MEDICARE (Part D)

For the period 01/01/06 – 09/30/06	San Bernardino

Groups	Aid Codes	Rate
Disabled Duals	20, 24, 26, 28, 36, 60, 64, 66, 68, 6A, 6C, 6E, 6H, 6J, 6N, 6P, 6R, 6V, 2E	$81.53

Aged Duals	10, 14, 16, 18, 1E, 1H	$96.21

AIDS Beneficiary Duals		$307.58

B.            If DHS creates a new aid code that is split or derived from an existing aid code covered under this Contract, and the aid code has a neutral revenue effect for the Contractor, then the split aid code will automatically be included in the same aid code rate group as the original aid code covered under this Contract. Contractor agrees to continue providing Covered Services to the Members at the monthly capitation rate specified for the original aid code. DHS shall confirm all aid code splits, and the rates of payment for such new aid codes, in writing to Contractor as soon as practical after such aid code splits occur.

C.            Pursuant to Title 42, Code of Federal Regulations, Section 438.6(c)(2)(ii), the actuarial basis for the computation of the capitation payment rates shall be set forth in DHS’ most recent version of the annually-published Rate Manual for the rate period that is identified in the Capitation Rate Sheets attached hereto in Exhibit B, Attachment 1 (consisting of ~~12~~30 pages). Said Rate Manual is hereby incorporated by reference as if fully set forth herein.

VIII.        All other terms and conditions shall remain the same.